Commitments and Contingencies	6 Months Ended
Sep. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

Guarantees and Commitments

There were no commitments under certain purchase or guarantee arrangements as of September 30, 2025 and March 31, 2025.

Legal Matters

From time to time in the normal course of business, the Company may be subject to various legal matters such as threatened or pending claims or proceedings. There were no such material matters as of and for the six months ended September 30, 2025 and 2024 except for the following.

On May 14, 2023, the Company was served with a complaint by ZESTO Consulting LLC demanding unpaid system development fees of JPY21,770. In the fiscal year ended March 31, 2023, the Company recognized the total JPY22,470 related to the lawsuit in research and development costs in the Statements of Operations.

On December 13, 2024, the Tokyo District Court ruled against the Company, holding the Company liable for unpaid service fees totaling JPY19,470, with interest accruing at a rate of 3% per annum. The Company subsequently filed an appeal against this decision.

On December 17, 2025, the appellate court issued a judgment requiring the Company to pay JPY20,394, including additional amounts not awarded in the initial judgment, plus interest. Interest is calculated at rates of 3% and 14.6% per annum on specified portions of the judgment.

The Company is currently in the process of pursuing further legal remedies, including filing an appeal of the appellate court judgment in January 2026. While the Company intends to continue with its appeal process, based on the currently available information, management has concluded that the potential loss associated with this matter is reasonably estimable. Accordingly, the Company has recognized the estimated obligation in its financial statements should the appeal fail. For the six months ended September 30, 2025, the Company recognized an additional loss of JPY924 and interest expense of JPY7,015 related to this matter. The total amount accrued related to this matter as of September 30, 2025 was JPY27,409 and is included in accrued expense in the Balance Sheet.

On September 26, 2025, the Company was served with a complaint by FOOT PRINT Co., Ltd. demanding unpaid service fees under an advertising services agreement of JPY1,197. Subsequently, the Company entered into a court-mediated settlement agreement on February 3, 2026. Pursuant to the settlement, the Company agreed to pay approximately JPY1,131 in full. Upon payment in February 2026, the parties agreed to withdraw all related claims and no further obligations remain between them. As of the date of this report, there is no outstanding balance related to this matter.

Indemnification

In the ordinary course of business, the Company customarily includes standard indemnification provisions in its arrangements with third parties. As of the date of this prospectus, the Company has not paid any material claims or been required to defend any material actions related to its indemnification obligations. However, the Company may be subject to such claims and/or actions in the future as a result of these indemnification obligations.